Table of Contents

      USAA Family of Funds                                       1
      Message from the President                                 2
      Investment Review                                          4
      Message from the Manager                                   5
      Shareholder Voting Results                                 8
      Financial Information
         Portfolio of Investments                                9
         Notes to Portfolio of Investments                      12
         Statement of Assets and Liabilities                    13
         Statement of Operations                                14
         Statements of Changes in Net Assets                    15
         Notes to Financial Statements                          16












Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.













                      USAA Family of Funds Summary


         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth(Registered
  Trademark)                       Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark) Trust  Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust (Registered
  Trademark)                       Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.











Investment Review


USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Invests principally in income-producing securities.



--------------------------------------------------------------------------------
                                           7/31/99                1/31/00
================================================================================
  Net Assets                           $1,415.4 Million       $1,275.8 Million
  Net Asset Value Per Share                 $11.70                 $11.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
================================================================================
      7/31/99 to 1/31/00        1 Year           5 Years         10 Years
            -0.43%(+)           -4.35%            7.27%            8.01%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt A Rated Average for the period of 01/31/90 through 01/31/2000. The data points from the graph are as follows:

               USAA Income            Lehman Brothers         Lipper Corp. Debt
                  Fund             Aggregate Bond Index        A Rated Average
              -------------        --------------------       -----------------

01/31/90         $10,000                  $10,000                   $10,000
07/31/90          10,472                   10,551                    10,479
01/31/91          11,005                   11,163                    10,947
07/31/91          11,760                   11,680                    11,495
01/31/92          12,764                   12,618                    12,500
07/31/92          13,739                   13,406                    13,367
01/31/93          14,428                   14,002                    13,955
07/31/93          15,386                   14,769                    14,881
01/31/94          15,662                   15,282                    15,455
07/31/94          14,866                   14,783                    14,725
01/31/95          15,203                   14,928                    14,796
07/31/95          16,597                   16,277                    16,168
01/31/96          18,432                   17,458                    17,417
07/31/96          17,556                   17,179                    16,939
01/31/97          18,638                   18,027                    17,785
07/31/97          19,689                   19,028                    18,827
01/31/98          20,905                   19,960                    19,682
07/31/98          21,602                   20,525                    20,185
01/31/99          22,579                   21,572                    21,041
07/31/99          21,689                   21,036                    20,271
01/31/00          21,596                   21,174                    20,257

Data from 1/31/90 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.












Message from the Manager



[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN W. SAUNDERS, JR., CFA, APPEARS HERE.]


For most of 1999, interest rates moved up, causing bond prices, which move inversely with interest rates, to fall. The year began with the world's financial systems recovering from the Russian debt crisis during the fall of 1998. In reaction to this crisis, the Federal Reserve (the Fed) had acted to restore liquidity into the financial system by easing interest rates. As 1999 began, this action had restored confidence to the financial markets and paved the way for strong economic growth. However, strong growth throughout 1999 renewed inflation fears, and the Fed was forced to take back its 1998 easings. It increased interest rates by 0.75% in three one-quarter point moves in the second half of 1999, and by another 0.25% in early February 2000. Although inflation for the year, as measured by the Consumer Price Index, was only 1.9% -- the slowest in 34 years -- sharply higher energy prices and a tight labor market served to heighten inflation fears. During the last six-month period, the yield on the 30-year Treasury bond has moved from 6.11% on July 30, 1999, to 6.49% on January 31, 2000, while the yield on the 10-year Treasury has moved from 5.90% to 6.67% in the same period.


                         30-YEAR U.S. TREASURY BOND YIELD

A chart in the form of a line graph appears here, illustrating the performance of a 30-year U.S. Treasury Bond Yield for the period 07/31/99 through 01/31/2000. The data points from the graph are as follows:

07/31/99          6.11%
08/16/99          6.09%
08/31/99          6.07%
09/15/99          6.11%
09/30/99          6.06%
10/15/99          6.27%
10/29/99          6.15%
11/15/99          6.04%
11/30/99          6.29%
12/15/99          6.34%
12/31/99          6.48%
01/17/00          6.69%
01/31/00          6.49%


In this rising interest rate environment, the USAA Income Fund underperformed in its peer group because of the portfolio's longer average maturity. The Fund's high income orientation tends to keep average maturity longer. The Fund's average annual total return for the past six months was -0.43% versus an average of -0.07% for all funds in the Lipper Corporate Debt Fund A Rated Category. The distribution yield was very attractive at 6.71% versus an average of 6.03% for its Lipper category.

PORTFOLIO

As of January 31, 2000, the Fund's portfolio mix as percentages of net assets was 10.8% U.S. Treasury bonds, 62.1% agency mortgage pass-through securities, 16.9% corporate bonds, and 9.5% preferred stocks.

OUTLOOK

The bond market continues to be unsettled. Most market observers expect the Fed to continue raising interest rates until the pace of economic growth slows. A slowing economy tends to set the stage for rising bond prices. In addition, the federal budget surplus and the Department of the Treasury's announcement of plans to reduce the federal debt by buying back Treasury securities create a demand for the remaining Treasury securities. This gives us reason to be cautiously optimistic about the course of long-term interest rates over the next six months.



Respectfully submitted on February 4, 2000.




--------------------------------------------------------------------------------
On January 31, 2000, John W. (Jack) Saunders, Jr., portfolio manager of the USAA Income Fund since 1985, retired from USAA. Jack, a 34-year veteran of USAA Investment Management Company, was a significant force behind the development of the Company. He will be sorely missed by all!

With 20 years industry experience, Didi Weinblatt has been hand-picked to take over as the portfolio manager of your Fund. Didi has an impressive background as both an analyst and portfolio manager. We are confident in Didi's abilities and know that she will strive to deliver the same commitment you expect from USAA.






                              Top 10 Securities
                              (% of Net Assets)
      -----------------------------------------------------------------
                                    Coupon Rate %       % Of Net Assets
                                    -------------       ---------------
      GNMA                              7.50                  23.5
      GNMA                              6.00                  13.1
      U.S. Treasury Bond                5.25                  10.8
      GNMA                              7.00                   9.2
      FNMA                              7.50                   6.6
      GNMA                              6.50                   6.4
      FNMA                              7.00                   3.3
      AT&T Capital Corp., MTN           7.50                   1.6
      Household Finance Corp., Notes    7.25                   1.5
      Merrill Lynch & Co.,
       MTN, Series B                    6.00                   1.5
      -----------------------------------------------------------------


See page 9 for a complete listing of the portfolio of investments.














Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD

     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.


                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------

            FOR                     AGAINST                  ABSTAIN

       1,664,427,712               19,027,937                27,873,822














USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)



                                                                                    Market
  Number                                                                             Value
of Shares                        Security                                            (000)
------------------------------------------------------------------------------------------
                             PREFERRED STOCKS (9.5%)

   57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                         $  1,287
  483,800   Avalon Bay Communities, Inc., "C", 8.50% cumulative redeemable          10,341
  421,240   Avalon Bay Communities, Inc., "D", 8.00% cumulative redeemable           8,293
  103,107   Avalon Bay Communities, Inc., "F", 9.00% cumulative redeemable           2,211
  444,526   Avalon Bay Communities, Inc., "G", 8.96% cumulative redeemable           9,502
  211,268   Duke Realty Investments, Inc. depositary shares "A",
              9.10% cumulative redeemable                                            4,806
  332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                            7,651
   40,000   Equity Residential Properties Trust depositary shares "B",
              9.125% cumulative redeemable                                             900
  575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                          12,974
  142,500   Equity Residential Properties Trust depositary shares "F",
              8.29% cumulative redeemable                                            6,368
  115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                            2,666
  452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                            9,335
  412,000   Gables Residential Trust "A", 8.30% cumulative redeemable                7,674
  250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                  10,125
   46,060   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                    1,039
  338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                   14,323
  200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable          3,950
   46,075   United Dominion Realty Trust, Inc. depositary shares "A",
              9.25% cumulative redeemable                                              947
  400,000   United Dominion Realty Trust, Inc. depositary shares "B",
              8.60% cumulative redeemable                                            7,600
------------------------------------------------------------------------------------------
            Total preferred stocks (cost: $146,902)                                121,992
------------------------------------------------------------------------------------------


  Principal
   Amount                                                     Coupon
   (000)                       Security                        Rate     Maturity
------------------------------------------------------------------------------------------

                        CORPORATE OBLIGATIONS (16.9%)

 $  8,000   Associates Corp. of North America, Senior Notes    6.25%   11/01/2008    7,194
   20,000   AT&T Capital Corp., MTN                            7.50    11/15/2000   20,081
   20,000   BankBoston N.A., MTN                               6.38     4/15/2008   18,312
    5,000   Caliber Systems, Inc., Notes                       7.80     8/01/2006    4,834
   10,000   Chase Manhattan Corp., Subordinated Notes          6.13    10/15/2008    8,919
   15,000   Chase Manhattan Corp., Subordinated Notes          7.13     2/01/2007   14,414
    4,900   Consolidated Rail Corp., Debentures                9.75     6/15/2020    5,647
   20,000   Cummins Engine Co., Inc., MTN, Series A            6.45     3/01/2005   18,508
   10,000   Finova Capital Corp., MTN                          6.00     1/07/2004    9,457
   15,000   First Union Corp., Subordinated Notes              7.50     7/15/2006   14,700
   20,000   Household Finance Corp., Notes                     7.25     5/15/2006   19,423
   10,000   MBNA Corp., Subordinated Notes                     6.75     3/15/2008    9,237
   20,000   Merrill Lynch & Co., MTN, Series B                 6.00    10/11/2005   18,553
   10,000   Province of Quebec, Debentures                     6.50     1/17/2006    9,464
   15,000   Province of Quebec, Global Debentures              7.00     1/30/2007   14,493
   15,000   Waste Management, Inc., Notes                      7.00    10/15/2006   13,372
    9,000   Wells Fargo & Co., Subordinated Notes              6.88     4/01/2006    8,595
------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $223,973)                           215,203
------------------------------------------------------------------------------------------


                      U.S. GOVERNMENT & AGENCY ISSUES (72.9%)

            Federal National Mortgage Assn. (9.9%)
   43,460   7.00%, 9/01/2022 - 9/01/2023                                            41,736
   86,120   7.50%, 2/01/2022 - 2/01/2023                                            84,307
------------------------------------------------------------------------------------------
                                                                                   126,043
------------------------------------------------------------------------------------------

            Government National Mortgage Assn. (52.2%)
  186,913   6.00%, 7/15/2028 - 10/15/2028                                          167,665
   88,153   6.50%, 6/15/2023 - 5/15/2028                                            82,062
  122,321   7.00%, 5/15/2023 - 7/15/2029                                           116,976
  305,508   7.50%, 9/15/2022 - 8/15/2029                                           299,278
------------------------------------------------------------------------------------------
                                                                                   665,981
------------------------------------------------------------------------------------------

            U.S. Treasury Bonds (10.8%)
  165,281   5.25%, 11/15/2028                                                      137,596
------------------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $996,712)                 929,620
------------------------------------------------------------------------------------------


                                SHORT-TERM (.01%)

            Commercial Paper
      100   General Electric Capital Corp., 5.81%, 2/01/2000
             (cost: $100)                                                              100
------------------------------------------------------------------------------------------
            Total investments (cost: $1,367,687)                                $1,266,915
==========================================================================================




                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            U.S. Government                                     72.9%
            Real Estate Investment Trusts                        9.6
            Banks - Money Center                                 3.0
            Banks - Major Regional                               2.8
            Finance - Diversified                                2.3
            Finance - Consumer                                   2.1
            Foreign Government                                   1.9
            Investment Banks/Brokerage                           1.5
            Heavy Duty Trucks & Parts                            1.4
            Waste Management                                     1.0
            Railroads/Shipping                                    .4
            Truckers                                              .4
                                                                ----
            Total                                               99.3%
                                                                ====













USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATION

     MTN   Medium-Term Note



See accompanying notes to financial statements.











USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $1,367,687)       $1,266,915
   Cash                                                                                    234
   Receivables:
      Capital shares sold                                                                  107
      Dividends and interest                                                            10,953
                                                                                    ----------
         Total assets                                                                1,278,209
                                                                                    ----------

LIABILITIES
   Capital shares redeemed                                                               1,931
   USAA Investment Management Company                                                      264
   USAA Transfer Agency Company                                                            138
   Accounts payable and accrued expenses                                                    43
                                                                                    ----------
         Total liabilities                                                               2,376
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,275,833
                                                                                    ==========

REPRESENTED BY:
   Paid-in capital                                                                  $1,386,490
   Accumulated undistributed net investment income                                       2,387
   Accumulated net realized loss on investments                                        (12,272)
   Net unrealized depreciation of investments                                         (100,772)
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,275,833
                                                                                    ==========
   Capital shares outstanding                                                          113,391
                                                                                    ==========
   Authorized shares of $.01 par value                                                 270,000
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    11.25
                                                                                    ==========


See accompanying notes to financial statements.














USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)




Net investment income:
   Income:
      Dividends                                                  $  6,298
      Interest                                                     43,265
                                                                 --------
         Total income                                              49,563
                                                                 --------
   Expenses:
      Management fees                                               1,659
      Transfer agent's fees                                           931
      Custodian's fees                                                100
      Postage                                                          64
      Shareholder reporting fees                                       13
      Directors' fees                                                   1
      Registration fees                                                37
      Professional fees                                                17
      Other                                                             8
                                                                 --------
         Total expenses                                             2,830
                                                                 --------
            Net investment income                                  46,733
                                                                 --------
Net realized and unrealized loss on investments:
   Net realized loss                                              (11,299)
   Change in net unrealized appreciation/depreciation             (41,327)
                                                                 --------
            Net realized and unrealized loss                      (52,626)
                                                                 --------
Decrease in net assets resulting from operations                 $ (5,893)
                                                                 ========



See accompanying notes to financial statements.













USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)




                                                         1/31/00       7/31/99
                                                       -------------------------

From operations:
   Net investment income                               $   46,733   $   105,582
   Net realized gain (loss) on investments                (11,299)       45,287
   Change in net unrealized appreciation/depreciation
      of investments                                      (41,327)     (133,924)
                                                       ------------------------
      Increase (decrease) in net assets
         resulting from operations                         (5,893)       16,945
                                                       ------------------------
Distributions to shareholders from:
   Net investment income                                  (44,341)     (106,248)
                                                       ------------------------
   Net realized gains                                      (3,306)      (63,044)
                                                       ------------------------
From capital share transactions:
   Proceeds from shares sold                               90,579       283,608
   Shares issued for dividends reinvested                  37,783       141,194
   Cost of shares redeemed                               (214,386)     (608,632)
                                                       ------------------------
      Decrease in net assets from
         capital share transactions                       (86,024)     (183,830)
                                                       ------------------------
Net decrease in net assets                               (139,564)     (336,177)
Net assets:
   Beginning of period                                  1,415,397     1,751,574
                                                       ------------------------
   End of period                                       $1,275,833    $1,415,397
                                                       ========================
Undistributed (overdistributed) net investment
   income included in net assets:
   End of period                                       $    2,387    $       (4)
                                                       ========================
Change in shares outstanding:
   Shares sold                                              7,817        22,816
   Shares issued for dividends reinvested                   3,286        11,266
   Shares redeemed                                        (18,660)      (49,127)
                                                       ------------------------
      Decrease in shares outstanding                       (7,557)      (15,045)
                                                       ========================


See accompanying notes to financial statements.












USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in income-producing securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ending January 31, 2000, were $20.1 million and $105.9 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $1.4 million and $102.2 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-month
                            Period Ended
                             January 31,                    Year Ended July 31,
                           ---------------------------------------------------------------------------------
                               2000          1999          1998          1997          1996          1995
                           ---------------------------------------------------------------------------------
Net asset value at
   beginning of period     $    11.70    $    12.88    $    12.54    $    11.97    $    12.11    $    11.67
Net investment income             .40           .80           .85           .83           .83           .84
Net realized and
   unrealized gain (loss)        (.45)         (.72)          .33           .57          (.13)          .45
Distributions from net
   investment income             (.38)         (.80)         (.84)         (.83)         (.84)         (.85)
Distributions of realized
   capital gains                 (.03)         (.46)          -            -             -             -
                           --------------------------------------------------------------------------------
Net asset value at
   end of period           $    11.25    $    11.70    $    12.88    $    12.54    $    11.97    $    12.11
                           ================================================================================
Total return (%) *              -0.43           .40          9.72         12.15          5.78         11.64
Net assets at
   end of
   period (000)            $1,275,833    $1,415,397    $1,751,574    $1,662,981    $1,737,306    $1,755,171
Ratio of expenses to
   average net assets (%)         .41(a)        .38           .38           .39           .40           .41
Ratio of net investment
   income to average net
   assets (%)                    6.78(a)       6.31          6.62          6.76          6.64          7.27
Portfolio turnover (%)           1.49         54.02         47.35(b)      57.50(b)      81.26(b)      30.86(b)

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.



(b) Prior to July 31, 1998, the Fund, at times, simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:


                             Six-month
                            Period Ended
                             January 31,         Year Ended July 31,
                            ----------------------------------------------------
                              2000   1999    1998     1997      1996      1995
                            ----------------------------------------------------
Portfolio turnover (%)        N/A    N/A     42.11     22.07     44.69      9.09
Purchases and sales of
   this type are as follows:
Purchases (000)               N/A    N/A   $88,811  $593,587  $648,396  $360,943
Sales (000)                   N/A    N/A   $88,915  $594,283  $649,193  $361,366









Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777